(2_FIDELITY_LOGOS)FIDELITY

MID-CAP STOCK
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   22   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  26   NOTES TO THE FINANCIAL STATEMENTS.

DISTRIBUTIONS          30


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997          PAST 6   PAST 1   LIFE OF
                                        MONTHS   YEAR     FUND

FIDELITY MID-CAP STOCK                  24.23%   25.13%   108.20%

S&P MIDCAP 400 (REGISTERED TRADEMARK)   24.13%   32.67%   92.86%

MID-CAP FUNDS AVERAGE                   24.65%   22.80%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, unmanaged index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1997    PAST 1   LIFE OF
                                  YEAR     FUND

FIDELITY MID-CAP STOCK            25.13%   22.63%

S&P MIDCAP 400                    32.67%   20.04%

MID-CAP FUNDS AVERAGE             22.80%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971111 095940 S00000000000001
             Mid-Cap Stock               S&P MidCap 400
             00337                       SP004
  1994/03/29      10000.00                    10000.00
  1994/03/31       9780.00                     9631.19
  1994/04/30       9840.00                     9702.46
  1994/05/31       9890.00                     9610.29
  1994/06/30       9690.00                     9279.69
  1994/07/31       9930.00                     9594.28
  1994/08/31      10740.00                    10097.02
  1994/09/30      10990.00                     9908.20
  1994/10/31      11180.00                    10016.20
  1994/11/30      10720.00                     9564.47
  1994/12/31      10846.15                     9652.27
  1995/01/31      10927.24                     9752.75
  1995/02/28      11464.48                    10263.99
  1995/03/31      11860.51                    10442.07
  1995/04/30      12195.61                    10651.75
  1995/05/31      12378.39                    10908.78
  1995/06/30      12984.78                    11352.87
  1995/07/31      13715.88                    11945.15
  1995/08/31      14004.20                    12166.02
  1995/09/30      14302.82                    12460.92
  1995/10/31      14014.50                    12140.30
  1995/11/30      14539.66                    12670.47
  1995/12/31      14525.66                    12638.92
  1996/01/31      14977.57                    12822.31
  1996/02/29      15397.20                    13258.14
  1996/03/31      15386.44                    13416.97
  1996/04/30      15956.71                    13826.73
  1996/05/31      16666.85                    14013.66
  1996/06/30      16158.58                    13803.32
  1996/07/31      15221.85                    12869.52
  1996/08/31      16080.52                    13611.71
  1996/09/30      17073.01                    14205.18
  1996/10/31      16638.10                    14246.52
  1996/11/30      17429.86                    15049.02
  1996/12/31      17157.68                    15065.73
  1997/01/31      17731.94                    15631.30
  1997/02/28      17274.87                    15502.81
  1997/03/31      16325.58                    14841.92
  1997/04/30      16759.21                    15226.77
  1997/05/31      18165.57                    16558.20
  1997/06/30      19160.83                    17023.32
  1997/07/31      20672.56                    18708.80
  1997/08/31      20635.69                    18686.16
  1997/09/30      21704.96                    19760.24
  1997/10/31      20820.05                    19286.00
IMATRL PRASUN   SHR__CHT 19971031 19971111 095942 R00000000000047
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $20,820 - a 108.20% increase on the initial investment. For comparison, look at how the S&P MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $19,286 - an 92.86% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Katherine Collins, Portfolio Manager of Fidelity Mid-Cap Stock Fund
Q. HOW DID THE FUND PERFORM, KATHERINE?
A. Performance improved over the period. During the six months that ended on October 31, 1997, the fund had a return of 24.23%, compared to a return of 24.13% for the Standard & Poor's MidCap 400 Index and 24.65% for the mid-cap funds average monitored by Lipper Analytical Services. For the 12 months that ended on October 31, the fund had a total return of 25.13%, while the S&P index had a return of 32.67% and the mid-cap funds average return was 22.80%.
Q. WHAT WERE THE KEY FACTORS THAT CONTRIBUTED TO THE FUND'S
PERFORMANCE?
A. First, the mid-cap market overall started to do better, particularly around the middle of the six-month period. Next, the fund had good performance in several sectors and in a number of individual stocks. Two industries in particular benefited from consolidation opportunities that allowed them to increase operating efficiences and profitability following mergers. In the broadcasting industry, several portfolio holdings did well, including Chancellor Media, formerly known as Evergreen Media; Clear Channel Communications; and American Radio Systems. The general health care area also has been helped by consolidation from mergers and acquisitions. Among the holdings that benefited from this trend were McKesson, a drug distribution company that has performed very well following its acquisition of Foxmeyer, and CVS, which was helped both by its acquisition of Revco and by its very strong pharmacy business.
Q. WERE THERE ANY OTHER INDUSTRIES THAT DID VERY WELL THAT MAY NOT HAVE BEEN PART OF THIS CONSOLIDATION TREND?
A. Yes. The energy services industry has done well, benefiting from an increase in exploration for energy and limited supply of equipment. Positions in the energy services industry that have been strong contributors to performance include TransOcean Offshore and Cooper Cameron.
Q. TECHNOLOGY CONTINUES TO BE AN AREA OF EMPHASIS, AT 15% OF PORTFOLIO ASSETS. WHAT WAS YOUR STRATEGY IN INVESTING IN TECHNOLOGY COMPANIES?
A. In the technology sector, I try not to count only on unit sales growth, because this is hard to predict and the stocks can be very volatile when unit sales change abruptly. Instead, I emphasize two types of companies. The first is the company that either has a large service component or has regular recurring revenues. One great contributor to performance that illustrates this strategy is Keane, which is involved in helping other companies solve their technical problems. Keane is helping its customers deal with the "Year 2000 problem" in their computer systems. This problem is complex because most companies have many old computer systems not prepared to deal with dates after the year 1999. The other type of company I look for is the niche company that has good prospects as a result of a turnaround because of new management or a new product cycle, or because it has a truly unique product or service that is going to be in demand, no matter what. One company that illustrates these features is Synopsys, which is involved in semiconductor design. It has a new chief financial officer, recently made a strategic acquisition and is in an area where its services increasingly are in demand as chips become more complex.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The semiconductor equipment stocks were disappointing. I believe some of these stocks have strong potential because the production of computer chips requires different types of equipment as semiconductors become more complicated. Over the full six-month time frame, these stocks performed well, but they were hit especially hard towards the end of this period due to concerns about their Asian exposure. Most of these companies have significant sales to Asian semiconductor producers, which could be at risk. I still like this area longer term, but the rapid decline in these stocks illustrated how sensitive they may be to any changes in spending by the semiconductor manufacturers. Another disappointment was Oxford Health, an HMO. The company has been upgrading its computer systems over the past year, and recently discovered that it had mis-estimated both costs and revenues during the difficult transition period. Its stock fell by about two-thirds in a single day.
Q. THE STOCK MARKET UNDERWENT A SIGNIFICANT CORRECTION IN LATE OCTOBER, ALTHOUGH IT CAME BACK STRONGLY. HOW DID THIS AFFECT THE FUND?
A. While the fund has a growth orientation, it was not hurt as badly in the correction as more aggressive growth funds. Additionally, late October really showed Fidelity's research strength at its best. When the market dropped over 500 points in one day, all of our analysts were able to quickly sift through their stocks for unusual opportunities. In the somewhat inefficient mid-cap sector, research into companies is not as widespread as among large-cap stocks and good companies can be undervalued more easily. As a result of Fidelity's research, I was able to do some opportunistic buying of great companies whose stocks had been unjustly beaten down.
Q. WHAT IS YOUR OUTLOOK?
A. I am optimistic for several reasons. First, there are thousands of mid-cap companies, so there is plenty of opportunity. Second, a volatile market makes Fidelity's research capabilities even more of an advantage. We are constantly in touch with companies and able to take advantage of short-term dislocations in the market. Third, this is a classic bottom-up, stock-picking fund. There is plenty of potential in the mid-cap market to find innovative, misunderstood, undervalued or simply overlooked companies whose stocks will outperform.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KATHERINE COLLINS ON THE
RESURGENCE OF MID-CAP STOCKS:
"In the first half of 1997, the S&P
Mid-Cap 400 Index underperformed
the S&P 500, which is made up of
large-cap stocks, by about 8 percent,
an unusually large amount. This
trend has reversed in the past few
months, with year-to-date
performance of the two indexes
roughly equal through October. Why?
In the second half of 1996 and the
beginning of 1997, the mid-cap
universe of companies grew their
earnings significantly slower than
large-cap companies. Over the long
term, mid-cap companies
consistently have grown faster than
large companies, so this was an
unusual period.
"In the second quarter of 1997 and
continuing into the third quarter,
this earnings trend reversed, and
the mid-cap universe began growing
faster than large-caps again. Part of
this change may be a reversion to
normal historical patterns, but
another likely factor is international
exposure. Since larger companies
tend to do more business overseas,
the strong dollar and, more recently,
the Asian currency crisis tend to be
more negative for big companies
than small companies.
"Looking forward, despite the
catch-up in performance, the
mid-cap sector remains at relatively
attractive valuation levels. This
provides a solid backdrop for what we
spend most of our time
doing-researching each company
individually to find the best
opportunities within the mid-cap
universe."
FUND FACTS
GOAL: long-term growth of
capital by investing mainly
in equity securities of
companies with
medium-sized market
capitalizations
START DATE: March 29, 1994
FUND NUMBER: 337
TRADING SYMBOL: FMCSX
SIZE: as of October 31, 1997,
more than $1.6 billion
MANAGER: Katherine Collins,
since January 1997; manager
Fidelity Advisor Mid Cap Fund
since January 1997; Fidelity
Select Leisure Portfolio, Fidelity
Select Consumer Industries
Portfolio and Fidelity Advisor
Consumer Industries Portfolio,
1996-January 1997; Fidelity
Select Construction and
Housing Portfolio,
1992-1994; joined Fidelity
in 1990
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1997
                           % OF FUND'S    % OF FUND'S INVESTMENTS
                           INVESTMENTS    IN THESE STOCKS
                                          6 MONTHS AGO

LEGGETT & PLATT, INC.      1.8            1.0

MCKESSON CORP.             1.8            0.7

CVS CORP.                  1.3            1.2

USA WASTE SERVICES, INC.   1.2            1.2

OMNICOM GROUP, INC.        1.2            0.9

KEANE, INC.                1.2            1.4

STANLEY WORKS              1.1            0.8

TYCO INTERNATIONAL LTD.    1.1            1.0

CKE RESTAURANTS, INC.      1.0            0.0

PROFFITTS, INC.            1.0            0.3

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

TECHNOLOGY           14.8           14.0

RETAIL & WHOLESALE   11.2           9.6

MEDIA & LEISURE      10.4           12.2

HEALTH               9.7            9.4

FINANCE              9.4            9.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997 * AS OF APRIL 30, 1997 **
ROW: 1, COL: 1, VALUE: 4.6
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 95.40000000000001
STOCKS  95.4%
SHORT-TERM
INVESTMENTS 4.6%
FOREIGN
INVESTMENTS 1.6%
STOCKS  95.4%
SHORT-TERM
INVESTMENTS 4.6%
FOREIGN
INVESTMENTS 1.6%
ROW: 1, COL: 1, VALUE: 4.6
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 95.40000000000001
*
**
INVESTMENTS OCTOBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.7%
AEROSPACE & DEFENSE - 1.9%
AAR Corp.   241,500 $ 8,649
BE Aerospace, Inc. (a)  98,100  2,759
Gulfstream Aerospace Corp. (a)   448,400  13,003
Harsco Corp.   189,400  7,860
  32,271
DEFENSE ELECTRONICS - 1.4%
Litton Industries, Inc. (a)  170,000  8,628
Northrop Grumman Corp.   131,500  14,366
  22,994
SHIP BUILDING & REPAIR - 0.4%
Avondale Industries, Inc. (a)   250,000  6,750
TOTAL AEROSPACE & DEFENSE   62,015
BASIC INDUSTRIES - 5.7%
CHEMICALS & PLASTICS - 1.9%
Cytec Industries, Inc. (a)  171,900  8,380
Goodrich (B.F.) Co.   191,700  8,543
Sealed Air Corp. (a)  163,100  8,410
Spartech Corp.   85,800  1,362
Valspar Corp.   177,400  5,233
  31,928
IRON & STEEL - 0.8%
Dofasco Inc.   139,300  2,512
Nucor Corp.   109,200  5,706
Quanex Corp.   52,100  1,439
Steel Dynamics, Inc.   195,800  4,161
  13,818
METALS & MINING - 0.3%
Superior Telecom, Inc. (a)   134,800  4,617
PACKAGING & CONTAINERS - 0.9%
Corning, Inc.   162,600  7,337
Owens-Illinois, Inc. (a)  223,700  7,718
  15,055
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - 1.8%
Alliance Forest Products, Inc. (a)   16,700 $ 347
Fort James Corp.   402,637  15,980
Ivex Packaging Corp.   155,000  3,273
Pentair, Inc.   235,100  9,081
Tembec, Inc. Class A (a)  109,300  722
  29,403
TOTAL BASIC INDUSTRIES   94,821
CONSTRUCTION & REAL ESTATE - 2.5%
BUILDING MATERIALS - 1.1%
Centex Construction Products, Inc.   106,200  3,292
Elcor Corp.   158,300  5,788
Hexcel Corp. (a)  131,800  3,534
Lafarge Corp.   123,900  3,763
Medusa Corp.   63,900  2,700
  19,077
CONSTRUCTION - 0.9%
Continental Homes Holding Corp.   79,000  2,380
D.R. Horton, Inc.   225,400  3,381
Lennar Corp.   62,300  2,535
Toll Brothers, Inc. (a)   141,200  3,124
Walter Industries, Inc. (a)  181,500  3,630
  15,050
REAL ESTATE - 0.2%
Pacific Greystone Corp. (a)  205,181  3,796
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Brandywine Realty Trust   81,300  1,905
SL Green Realty Corp.   96,700  2,424
  4,329
TOTAL CONSTRUCTION & REAL ESTATE   42,252
DURABLES - 6.2%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Casey's General Stores, Inc.   236,000  5,694
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER DURABLES - 0.5%
Samsonite Corp. (a)  196,800 $ 9,127
CONSUMER ELECTRONICS - 0.4%
Black & Decker Corp.   161,300  6,139
HOME FURNISHINGS - 3.3%
Bassett Furniture Industries, Inc.   9,700  272
Ethan Allen Interiors, Inc.   198,300  7,027
Furniture Brands International, Inc. (a)   189,300  3,171
Haverty Furniture Companies, Inc.   111,800  1,453
Knoll, Inc.   261,100  7,246
Leggett & Platt, Inc.   714,300  29,821
Miller (Herman), Inc.   131,600  6,432
Stanley Furniture Co, Inc. (a)  30,100  745
  56,167
TEXTILES & APPAREL - 1.7%
Kellwood Co.   52,800  1,825
Liz Claiborne, Inc.   125,700  6,371
Mohawk Industries, Inc. (a)  324,300  9,972
Pacific Sunwear of California, Inc. (a)  209,200  5,779
Reebok International Ltd.   102,500  3,780
  27,727
TOTAL DURABLES   104,854
ENERGY - 7.0%
ENERGY SERVICES - 2.9%
Dresser Industries, Inc.  150,400  6,336
Falcon Drilling, Inc. (a)  230,200  8,374
Noble Drilling Corp. (a)  155,700  5,537
Reading & Bates Corp. (a)  229,300  9,717
Transocean Offshore, Inc.   274,894  14,844
Weatherford Enterra, Inc. (a)  74,700  3,814
  48,622
OIL & GAS - 4.1%
Cabot Oil & Gas Corp. Class A  145,300  3,487
Coastal Corp. (The)  79,500  4,780
Cooper Cameron Corp. (a)  148,800  10,750
EVI, Inc. (a)  96,900  6,220
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Nuevo Energy Corp. (a)  226,000 $ 9,365
Ocean Energy, Inc. (a)  158,400  9,781
Pioneer Natural Resources Co.   153,485  6,149
Renaissance Energy Ltd. (a)  147,700  3,429
Tosco Corp.   223,900  7,389
Valero Energy Corp.   268,500  8,089
  69,439
TOTAL ENERGY   118,061
FINANCE - 9.4%
BANKS - 1.9%
Comerica, Inc.   162,800  12,872
National Bank of Canada  135,400  1,927
NationsBank Corp.   71,800  4,299
North Fork Bancorp., Inc.   48,000  1,413
U.S. Bancorp   110,456  11,232
  31,743
CREDIT & OTHER FINANCE - 2.1%
Associates First Capital Corp.   169,800  10,803
Green Tree Financial Corp.   186,300  7,848
Household International, Inc.   73,500  8,324
Money Store, Inc.   301,000  8,541
  35,516
INSURANCE - 4.9%
Allmerica Financial Corp.   223,000  10,453
AMBAC, Inc.   314,100  13,271
American Bankers Insurance Group, Inc.   277,600  10,375
CapMAC Holdings, Inc.   193,500  5,805
MBIA, Inc.   146,800  8,771
Progressive Corp.  46,100  4,806
Protective Life Corp.   167,000  8,830
Reliastar Financial Corp.   144,800  5,412
SunAmerica, Inc.   186,200  6,692
UNUM Corp.   160,540  7,826
Vesta Insurance Group Corp.   3,300  190
  82,431
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.5%
Washington Mutual, Inc.   96,510 $ 6,605
Webster Financial Corp. Waterbury, Conn.  12,100  746
  7,351
TOTAL FINANCE   157,041
HEALTH - 9.7%
DRUGS & PHARMACEUTICALS - 1.4%
Bristol-Myers Squibb Co.   63,100  5,537
Cytyc Corp. (a)  166,200  3,947
Forest Laboratories, Inc.   99,600  4,607
Integrated Process Equipment Corp. (a)  158,000  3,506
Twinlab Corp.   304,000  5,775
  23,372
MEDICAL EQUIPMENT & SUPPLIES - 5.7%
Becton, Dickinson & Co.   180,100  8,296
Boston Scientific Corp. (a)  149,800  6,816
Cardinal Health, Inc.   166,900  12,392
Cooper Companies, Inc. (a)  206,200  7,385
Guidant Corp.   145,900  8,389
InControl, Inc. (a)  269,900  2,092
McKesson Corp.   275,600  29,575
Medtronic, Inc.   268,200  11,667
Sybron International Corp. (a)  250,900  10,067
  96,679
MEDICAL FACILITIES MANAGEMENT - 2.6%
Columbia/HCA Healthcare Corp. (a)  150,600  4,254
Covance, Inc.   225,200  3,983
HEALTHSOUTH Corp. (a)  484,000  12,372
Health Management Associates, Inc. Class A (a) 515,850 12,574 Humana, Inc. (a) 112,600 2,365
Oxford Health Plans, Inc. (a)  162,500  4,195
Wellpoint Health Networks, Inc. (a)  74,900  3,427
  43,170
TOTAL HEALTH   163,221
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.2%
ELECTRICAL EQUIPMENT - 0.9%
General Electric Co.   77,600 $ 5,010
Leitch Technology Corp. (a)  129,700  3,969
Westinghouse Electric Corp.   219,900  5,814
  14,793
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
Kaydon Corp.   283,000  8,596
Stanley Works  432,900  18,290
Tyco International Ltd.  474,160  17,900
  44,786
POLLUTION CONTROL - 1.7%
Thermo Instrument Systems, Inc. (a)  263,750  7,609
USA Waste Services, Inc. (a)  562,492  20,812
  28,421
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   88,000
MEDIA & LEISURE - 10.4%
BROADCASTING - 3.2%
American Radio Systems Corp. Class A  334,000  16,282
Chancellor Media Corp. (a)  191,709  10,520
Clear Channel Communications, Inc. (a)  83,600  5,518
HSN, Inc. (a)  262,000  10,480
Westwood One, Inc. (a)  379,400  11,643
  54,443
ENTERTAINMENT - 0.9%
Cinar Films, Inc. Class B (sub-vtg.)(a)  142,900  5,499
Disney (Walt) Co.   43,300  3,561
Premier Parks, Inc. (a)  162,400  6,497
  15,557
LEISURE DURABLES & TOYS - 1.2%
Harley-Davidson, Inc.  381,600  10,590
Mattel, Inc.   238,000  9,252
  19,842
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - 1.3%
Bristol Hotel Co. (a)  118,450 $ 3,050
Doubletree Corp. (a)  324,200  13,494
Mirage Resorts, Inc. (a)  177,100  4,428
WMS Industries, Inc.   29,800  725
  21,697
PUBLISHING - 1.0%
Cognizant Corp.   122,400  4,797
Tribune Co.   200,300  11,041
  15,838
RESTAURANTS - 2.8%
CKE Restaurants, Inc.   430,950  17,210
NPC International, Inc. (a)  34,100  482
Rainforest Cafe, Inc. (a)  147,000  5,016
Star Buffet, Inc.   66,500  952
Starbucks Corp. (a)  343,000  11,319
Tricon Global Restaurants, Inc. (a)   222,400  6,742
Wendy's International, Inc.   266,000  5,586
  47,307
TOTAL MEDIA & LEISURE   174,684
NONDURABLES - 3.8%
AGRICULTURE - 0.1%
Fresh Del Monte Produce, Inc.   88,500  1,427
FOODS - 1.6%
American Italian Pasta Co. Series A  1,100  23
Hudson Foods, Inc. Class A  132,000  2,475
Interstate Bakeries Corp.  158,600  10,130
Pilgrims Pride Corp.   127,900  1,679
Suiza Foods Corp. (a)  119,800  6,035
Tyson Foods, Inc.   348,800  6,584
  26,926
HOUSEHOLD PRODUCTS - 2.1%
Alberto-Culver Co. Class A  471,100  12,219
Avon Products, Inc.  80,300  5,260
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - CONTINUED
Brady (W.H.) Co. Class A  280,800 $ 8,986
Church & Dwight Co., Inc.   334,800  9,646
  36,111
TOTAL NONDURABLES   64,464
PRECIOUS METALS - 0.5%
PRECIOUS METALS - 0.5%
Getchell Gold Corp. (a)  209,600  7,546
RETAIL & WHOLESALE - 11.2%
APPAREL STORES - 3.0%
Claire's Stores, Inc.   225,800  4,996
Kenneth Cole Productions, Inc. Class A (a)  151,700  2,086
Payless ShoeSource, Inc. (a)  161,500  9,004
Ross Stores, Inc.   330,800  12,363
Stage Stores, Inc. (a)  308,700  11,267
TJX Companies, Inc.   363,600  10,772
  50,488
DRUG STORES - 1.6%
Arbor Drugs, Inc.   214,400  5,735
CVS Corp.   344,597  21,128
  26,863
GENERAL MERCHANDISE STORES - 3.8%
Consolidated Stores Corp. (a)  391,300  15,603
Dollar Tree Stores (a)  357,150  14,465
Hudson's Bay Co. Ord.   212,700  4,870
Michaels Stores, Inc. (a)   247,700  7,446
Proffitts, Inc. (a)  568,500  16,310
Shopko Stores, Inc. (a)   179,600  4,501
  63,195
GROCERY STORES - 1.7%
Hannaford Brothers Co.   208,700  7,891
JP Foodservice, Inc. (a)  235,100  7,509
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - CONTINUED
Rykoff-Sexton, Inc.   105,300 $ 2,264
Safeway, Inc. (a)  199,000  11,567
  29,231
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Borders Group, Inc. (a)  120,200  3,118
Brylane, Inc.   138,400  6,012
Zale Corp. (a)  346,400  8,746
  17,876
TOTAL RETAIL & WHOLESALE   187,653
SERVICES - 3.8%
ADVERTISING - 1.2%
Omnicom Group, Inc.   281,200  19,860
LEASING & RENTAL - 0.3%
Avis Rent A Car, Inc. (a)   70,400  1,932
Ryder Systems, Inc.   92,200  3,227
  5,159
PRINTING - 0.5%
Donnelley (R.R.) & Sons Co.   249,000  8,123
SERVICES - 1.8%
AccuStaff, Inc. (a)  278,800  7,963
Computer Horizons Corp. (a)  174,000  5,285
Gartner Group, Inc. Class A (a)  223,500  6,314
Hagler Bailly, Inc.   114,900  2,327
Personnel Group of America, Inc. (a)  68,700  2,383
Service Corp. International  115,900  3,528
Snyder Communications, Inc. (a)  103,300  3,047
  30,847
TOTAL SERVICES   63,989
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 14.8%
COMMUNICATIONS EQUIPMENT - 1.2%
Andrew Corp. (a)  65,300 $ 1,514
Aspect Telecommunications Corp. (a)  226,900  5,446
Dialogic Corp. (a)  162,900  6,720
Pairgain Technologies, Inc. (a)  207,000  5,847
  19,527
COMPUTER SERVICES & SOFTWARE - 8.3%
Affiliated Computer Services, Inc. Class A (a)  201,900  5,073
America Online, Inc. (a)  86,300  6,645
BMC Software, Inc. (a)  115,100  6,949
Citrix Systems, Inc. (a)  110,800  8,137
CompUSA, Inc. (a)  215,000  7,041
Computer Learning Centers, Inc. (a)  145,200  6,570
Compuware Corp. (a)  199,000  13,159
Data Dimensions, Inc. (a)  239,400  6,464
E Trade Group, Inc. (a)  117,100  3,615
Equifax, Inc.   158,000  4,908
HBO & Co.   167,000  7,265
Keane, Inc. (a)  665,900  19,728
Pegasus Systems, Inc.   241,800  3,748
Sabre Group Holdings, Inc. Class A (a)  174,600  4,627
Siebel Systems, Inc. (a)  114,700  4,631
SunGard Data Systems, Inc. (a)  221,600  5,235
Symantec Corp. (a)  466,800  10,211
Synopsys, Inc. (a)  399,100  15,515
  139,521
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Digital Equipment Corp. (a)  98,200  4,916
EMC Corp. (a)  102,500  5,740
Eltron International, Inc. (a)  141,200  4,112
Quantum Corp. (a)  235,800  7,457
Symbol Technologies, Inc.   134,650  5,352
  27,577
ELECTRONIC INSTRUMENTS - 2.9%
KLA-Tencor Corp. (a)  97,400  4,280
Lam Research Corp. (a)  286,497  10,349
Newport Corp.   64,600  1,050
Novellus Systems, Inc. (a)  148,800  6,622
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - CONTINUED
Perkin-Elmer Corp.   138,600 $ 8,663
Thermo Electron Corp. (a)  174,600  6,515
Waters Corp. (a)  270,700  11,910
  49,389
ELECTRONICS - 0.8%
Flextronics International (a)  96,200  3,656
International Rectifier Corp. (a)   4,900  67
Linear Technology Corp.   146,100  9,186
  12,909
TOTAL TECHNOLOGY   248,923
TRANSPORTATION - 0.5%
AIR TRANSPORTATION - 0.1%
Mesaba Holdings, Inc. (a)  91,000  1,877
RAILROADS - 0.4%
Wisconsin Central Transportation Corp. (a)   177,800  5,534
TRUCKING & FREIGHT - 0.0%
C.H. Robinson Worldwide, Inc.   2,900  64
TOTAL TRANSPORTATION   7,475
UTILITIES - 1.0%
ELECTRIC UTILITY - 0.5%
AES Corp. (a)  230,400  9,130
TELEPHONE SERVICES - 0.5%
Cincinnati Bell, Inc.   190,300  5,138
WorldCom, Inc. (a)  83,900  2,821
  7,959
TOTAL UTILITIES   17,089
TOTAL COMMON STOCKS
(Cost $1,445,638)   1,602,088
CASH EQUIVALENTS - 4.6%
 SHARES VALUE (NOTE 1)
  (000S)
Taxable Central Cash Fund (b) (Cost $77,499)  77,499,156 $ 77,499
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,523,137)   $ 1,679,587
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,523,699,000. Net unrealized appreciation aggregated $155,888,000, of which $209,555,000 related to appreciated investment securities and $53,667,000 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1997 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,523,137) -                                   $ 1,679,587
SEE ACCOMPANYING SCHEDULE

CASH                                                                                      162

RECEIVABLE FOR INVESTMENTS SOLD                                                           27,178

RECEIVABLE FOR FUND SHARES SOLD                                                           11,561

DIVIDENDS RECEIVABLE                                                                      386

INTEREST RECEIVABLE                                                                       372

OTHER RECEIVABLES                                                                         67

 TOTAL ASSETS                                                                             1,719,313

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                             $ 37,569

PAYABLE FOR FUND SHARES REDEEMED                                               6,066

ACCRUED MANAGEMENT FEE                                                         799

OTHER PAYABLES AND ACCRUED EXPENSES                                            480

 TOTAL LIABILITIES                                                                        44,914

NET ASSETS                                                                               $ 1,674,399

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                          $ 1,377,836

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                          (148)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                     140,262
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                 156,449
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 98,856 SHARES OUTSTANDING                                                $ 1,674,399

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                      $16.94
PER SHARE ($1,674,399 (DIVIDED BY) 98,856 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 3,523
DIVIDENDS

INTEREST                                                                          1,649

 TOTAL INCOME                                                                     5,172

EXPENSES

MANAGEMENT FEE                                                        $ 4,060
BASIC FEE

 PERFORMANCE ADJUSTMENT                                                565

TRANSFER AGENT FEES                                                    1,745

ACCOUNTING FEES AND EXPENSES                                           280

NON-INTERESTED TRUSTEES' COMPENSATION                                  2

CUSTODIAN FEES AND EXPENSES                                            28

REGISTRATION FEES                                                      165

AUDIT                                                                  23

LEGAL                                                                  3

MISCELLANEOUS                                                          6

 TOTAL EXPENSES BEFORE REDUCTIONS                                      6,877

 EXPENSE REDUCTIONS                                                    (243)      6,634

NET INVESTMENT INCOME (LOSS)                                                      (1,462)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                 142,579

 FOREIGN CURRENCY TRANSACTIONS                                         2          142,581

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                                 108,188

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                          (1)        108,187

NET GAIN (LOSS)                                                                   250,768

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                  $ 249,306
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                          SIX MONTHS ENDED    YEAR ENDED
                                                              OCTOBER 31, 1997    APRIL 30,
                                                              (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                    $ (1,462)           $ 2,558
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                      142,581             191,856

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)          108,187             (102,264)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               249,306             92,150
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                                  (750)               (3,338)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                        (54,077)            (137,083)

 TOTAL DISTRIBUTIONS                                           (54,827)            (140,421)

SHARE TRANSACTIONS                                             1,171,496           1,492,515
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                 53,236              137,693

 COST OF SHARES REDEEMED                                       (846,207)           (1,941,066)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               378,525             (310,858)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                      573,004             (359,129)

NET ASSETS

 BEGINNING OF PERIOD                                           1,101,395           1,460,524

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET    $ 1,674,399         $ 1,101,395
INVESTMENT INCOME OF $(148) AND $2,799, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                          69,815              101,183

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                       3,551               9,326

 REDEEMED                                                      (51,523)            (132,008)

 NET INCREASE (DECREASE)                                       21,843              (21,499)


FINANCIAL HIGHLIGHTS

      SIX MONTHS ENDED   YEARS ENDED APRIL 30,          THREE MONTH    MARCH 29, 1994
      OCTOBER 31, 1997                                  PERIOD ENDED   (COMMENCEMENT
                                                        APRIL 30,      OF OPERATIONS) TO
                                                                       JANUARY 31,

      (UNAUDITED)        1997                    1996   1995           1995



SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING     $ 14.30      $ 14.83    $ 12.01    $ 10.78       $ 10.00
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                 (.03) D      .03 D      .11 G      .02           -
 INCOME (LOSS)

 NET REALIZED AND               3.40         .73        3.49       1.23          .92
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT          3.37         .76        3.60       1.25          .92
 OPERATIONS



LESS DISTRIBUTIONS              (.01)        (.03)      (.06)      -             -
FROM NET INVESTMENT
 INCOME

 FROM NET REALIZED GAIN         (.72)        (1.26)     (.72)      (.02)         (.14)

 TOTAL DISTRIBUTIONS            (.73)        (1.29)     (.78)      (.02)         (.14)

NET ASSET VALUE,               $ 16.94      $ 14.30    $ 14.83    $ 12.01       $ 10.78
END OF PERIOD

TOTAL RETURN B, C               24.23%       5.03%      30.84%     11.61%        9.27%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD      $ 1,674      $ 1,101    $ 1,461    $ 459         $ 138
(IN MILLIONS)

RATIO OF EXPENSES TO            .98% A       1.00%      1.02%      1.27% A       1.63% A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO            .95% A, E    .96% E     1.00% E    1.22% A, E    1.61% A,
AVERAGE NET ASSETS AFTER                                                         E
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT         (.21)% A     .17%       1.01%      .95% A        (.03)% A
INCOME (LOSS) TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE         171% A       155%       179%       163% A        190% A

AVERAGE COMMISSION RATE F      $ .0416      $ .0411


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity
Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales . The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account,
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,469,375,000 and $1,161,580,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .66% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
statements. For the period, the transfer agent fees were equivalent to an annualized rate of .25% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $252,067 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $232,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $9,000, respectively, under these arrangements.

DISTRIBUTIONS


The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on December 8, 1997, to shareholders of record at the opening of business on December 5, 1997, a distribution of $1.05 per share derived from capital gains realized from sales of portfolio securities.


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
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Trend Fund
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
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